UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Sun Microsystems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Sun Microsystems, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Sun Microsystems, Inc.

Commission File No.: 000-15086

Excerpt from email to Sun employees titled “Interview with Larry Ellison.”

I want to provide you with substantive updates on the status of Sun and Oracle. Here’s a link <http://www.oracle.com/sun/lje-oracle-sun-faq.pdf> to Part 1 of a Q & A series with Oracle’s CEO, Larry Ellison. The Q & A is intended to provide greater insight into Oracle’s commitment to Sun’s systems and technologies. In the piece, Larry describes Oracle’s interest in the systems and storage business, SPARC, eco-computing, and more. Please take a read and if appropriate, direct customers and partners to this transcript on the Oracle website to help them better understand Oracle’s thinking. We also have a link to this on Sun’s resource site, Sun.com/Oracle.

Thanks,

Brian Sutphin

EVP, Corporate Development & Alliances

Transcript of an Interview with Larry Ellison by Reuters on the Acquisition of Sun Microsystems: Part I

May 7, 2009

Why does Oracle, a company that prides itself on high-margins, want to get into the low-margin hardware business? Are you going to exit the hardware business?

No, we are definitely not going to exit the hardware business. While most hardware businesses are low-margin, companies like Apple and Cisco enjoy very high-margins because they do a good job of designing their hardware and software to work together. If a company designs both hardware and software, it can build much better systems than if they only design the software. That’s why Apple’s iPhone is so much better than Microsoft phones.

OK, Apple and Cisco have proven that they can do it, but what experience does Oracle have designing hardware and software to work together?

Oracle started designing hardware and software to work together a few years ago when we began our Exadata database machine development project. Some of our competitors, Teradata and Netezza for example, were delivering preconfigured hardware/software systems, while we were just delivering software. The combination of hardware and software has significant performance advantages for data warehousing applications. We had to respond with our own hardware/software combination, the Exadata database machine. Oracle’s Exadata database machine runs data warehousing applications much faster—at least ten-times faster than Oracle software running on conventional hardware. All the hardware and software pieces, database to disk, are included. You just plug it in and go—no systems integration required.

Alright, Oracle’s done integrated hardware and software design with the Exadata database machine. But Exadata uses standard Intel chips. Are you going to discontinue the SPARC chip?

No. Once we own Sun we’re going to increase the investment in SPARC. We think designing our own chips is very, very important. Even Apple is designing its own chips these days. Right now, SPARC chips do some things better than Intel chips and vice-versa. For example, SPARC is much more energy efficient than Intel while delivering the same performance on a per socket basis. This is not just a green issue, it’s an economic issue. Today, database centers are paying as much for electricity to run their computers as they pay to buy their computers. SPARC machines are much less expensive to run than Intel machines.

So is that your plan, to use SPARC to compete by lowering a data center’s electricity bills?

No, our primary reason for designing our own chips is to build computers with the very best performance, reliability and security available in the market. Some system features work much better if they are implemented in silicon rather than software. Once we own Sun, we’ll be able to plan and synchronize new features from silicon to software, just like IBM and the other big system suppliers. We want to work with Fujitsu to design advanced features into the SPARC microprocessor aimed at improving Oracle database performance. In my opinion, this will enable SPARC Solaris open-system mainframes and servers to challenge IBM’s dominance in the data center. Sun was very successful for a very long time selling computer systems based on the SPARC chip and the Solaris operating system. Now, with the added power of integrated Oracle software, we think they can be again.

Your management team has no experience with delivering hardware. There is a lot of risk in going into an unfamiliar business.

Obviously, we want to hold on to Sun’s experienced team of first-rate hardware engineers. For years, Sun has led the industry in building and delivering innovative systems. For example, Sun was the first company to deliver systems built on a multi-core processor—what Sun called the Niagara chip—and the industry followed. Oracle has a good track record of retaining the engineering talent from acquired companies; Sun will be no different. In addition, over the last couple of years Oracle gained a lot of experience developing and delivering our first integrated hardware and software system, the Exadata database machine. We have lots of hardware experience inside of Oracle. Hundreds

2

of Oracle’s engineers came from systems companies like IBM and HP. Even I started my Silicon Valley career working for a hardware company that worked with Fujitsu to design and build the first IBM compatible mainframe.

OK, so you have engineers who are experienced at designing hardware as well as software, but Oracle outsourced the manufacturing of the Exadata machine to HP. You have no experience in manufacturing.

Just because we’re buying Sun does not mean Oracle is becoming a manufacturer. Sun outsources almost all of its manufacturing to companies like Flextronics and Fujitsu. With one tiny exception, Sun does no manufacturing; neither will we.

There has been a lot of speculation in the press that Oracle is going to sell some or all of Sun’s hardware businesses. From your previous answers it certainly seems like you are keeping the SPARC Solaris systems business. Are you keeping the disk storage and tape backup businesses?

Yes, definitely. We believe the best user experience is when all the pieces in the system are engineered to work together. Disk storage and tape backup are critical components in high-performance, high-reliability, high-security database systems. So, we plan to design and deliver those pieces too. Clearly many Sun customers choose disk and tape systems from other vendors. That’s what open systems are all about: providing customers with a choice. But Oracle expects to continue competing in both the disk and tape storage businesses after we buy Sun.

Is Exadata moving to Sun SPARC Solaris?

Exadata is built by HP using Intel microprocessors. We have no plans for a SPARC Solaris version of Exadata. We have an excellent relationship with HP that we expect to continue. The Exadata database machine delivers record setting database performance at a lower cost than conventional hardware. Customers love the machine. It is the most successful product introduction in Oracle’s 30 year history. The Sun acquisition doesn’t reduce our commitment to Exadata at all.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Sun, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Sun; plans for Sun’s hardware businesses (including the SPARC chip) upon completion of the proposed acquisition; estimates of future results of operations; anticipated customer, partner and product plans, advantages and benefits; retention of Sun’s engineers; and general business outlook. When used in this document, the words “anticipates”, “plans”, “estimates”, “may”, “can”, “want”, “will”, “believes”, “expects” or “expected”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Sun, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Sun may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Sun.

In addition, please refer to the documents that Oracle and Sun, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Sun’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Sun is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Sun will file a proxy statement with the SEC. Additionally, Sun and Oracle will file other relevant materials in connection with the proposed acquisition of Sun by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Soda Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Sun. The materials to be filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Sun are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, Sun and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Sun stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading Oracle’s most recent Form 10-K and other relevant materials filed with the SEC when they become available. Information concerning the interests of Sun’s participants in the solicitation, which may, in some cases, be different than those of Sun’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

This document is intended for information purposes only and may not be incorporated into any contract. It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. The development, release, and timing of any features or functionality described for Oracle’s products remains at the sole discretion of Oracle.

Copyright © 2009, Oracle and/or its affiliates. All rights reserved. Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners. 09025090

Additional Information and Where to Find It

Sun Microsystems, Inc. (“Sun”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Soda Acquisition Corporation, pursuant to which Sun would be acquired by Oracle Corporation (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Sun through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Investor Relations, Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA.

Sun and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sun in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Sun’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on September 24, 2008. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA, or by going to Sun’s Investor Relations page on its corporate web site at www.sun.com.

Note on Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected benefits and closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to Oracle’s commitment to Sun’s systems and technologies, including plans for Sun’s hardware businesses (including the SPARC chip and the disk storage and tape backup businesses) upon completion of the proposed acquisition; estimates of future results of operations; anticipated customer, partner and product plans, relationships, advantages and benefits; features, functionality, and performance of products; Oracle’s commitment to Exadata; retention of Sun’s engineers; and general business outlook, and such other risks as identified in Sun’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, and Sun’s most recent Quarterly Reports on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Sun assumes no obligation to update any forward-looking statement contained in this communication.